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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   June 5, 1996
                                                         ----------------



                               MARKET FACTS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-4781                   36-2061602
- ----------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)




        3040 West Salt Creek Lane, Arlington Heights, Illinois    60005
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code   (847) 590-7000
                                                         ------------------


                               Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On June 5, 1996, Market Facts, Inc. (the "Registrant") amended its
Rights Agreement dated as of July 26, 1989 (the "Rights Agreement") with First Chicago Trust Company of New York (the "Rights Agent") by entering into a First Amendment to Rights Agreement dated as of June 5, 1996 (the "Amendment") with the Rights Agent. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

         The Rights Agreement was amended to (i) permit the MFI Investors to purchase up to the MFI Investors' Percentage of the Common Shares without becoming an Acquiring Person, and (ii) modify the definition of "beneficial ownership" to provide that no person (other than the MFI Investors) will be deemed to beneficially own any securities beneficially owned by any of the MFI Investors unless and until any of the MFI Investors become an Acquiring Person.

         The Rights Agreement was also amended to modify the definition of "Acquiring Person" to provide that if the Board of Directors determines that a person who would otherwise be an Acquiring Person has become such inadvertently, and such person divests, as promptly as possible, a sufficient number of Common Shares so that such person would no longer be an Acquiring Person, then such person will not, solely as a result of such inadvertent acquisition, become an Acquiring Person.

         A copy of the Amendment is attached hereto as Exhibit 1 and is incorporated by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits
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    (4)  First Amendment to Rights Agreement dated as of June 5, 1996 by and between the Registrant and First Chicago Trust Company of New York.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MARKET FACTS, INC.



Dated:  June 13, 1996                        By: /s/ Glenn W. Schmidt
                                                 ---------------------------
                                                     Glenn W. Schmidt
                                                     Executive Vice President
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.      Description                                           Page
- -----------      -----------                                           ----

   (4) First Amendment to Rights Agreement dated as of June 5, 1996 by and between the Registrant and First Chicago Trust Company of New York.